                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

                               (Amendment No. __)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]


Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                             Somanetics Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

                  ------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  ------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  ------------------------------------------------

         (5)      Total fee paid:

                  ------------------------------------------------
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:

                  ------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  ------------------------------------------------

         (3)      Filing Party:

                  ------------------------------------------------

         (4)      Date Filed:

                  ------------------------------------------------

                              [SOMANETICS LOGO]
                             1653 EAST MAPLE ROAD
                          TROY, MICHIGAN 48083-4208

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD MARCH 17, 1998

To the Shareholders of Somanetics Corporation:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Somanetics Corporation will be held at the Sterling Inn Banquet & Conference Center, 34911 Van Dyke, Sterling Heights, Michigan 48312, at 10:30 a.m. Eastern Standard Time on Tuesday, March 17, 1998 for the following purposes:

               1. To select one director to serve until the 2001 Annual Meeting of Shareholders and until his successor is elected and qualified.

               2. To consider and act upon a proposal to amend and restate the Company's Restated Articles of Incorporation to (i) increase the Company's authorized Common Shares from 6,000,000 to 20,000,000 shares, and (ii) remove provisions relating to the reverse stock split effected April 10, 1997.

               3. To consider and act upon a proposal to approve an amendment to the Somanetics Corporation 1997 Stock Option Plan to increase the number of Common Shares reserved for issuance pursuant to the exercise of options granted under the 1997 Plan by 450,000 shares, from 295,000 to 745,000 shares.

               4. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only shareholders of record on January 26, 1998 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and return it as promptly as possible to ensure your representation at the meeting. A return postage-prepaid envelope is enclosed for that purpose. If you return the proxy, you may withdraw your proxy and vote your shares in person if you attend the meeting.

         Your attention is called to the attached Proxy Statement and the accompanying proxy. A copy of the Annual Report of the Company for the fiscal year ended November 30, 1997 accompanies this notice.

                                    By order of the Board of Directors

                                    Bruce J. Barrett
                                    President and Chief Executive Officer
Troy, Michigan
February 4, 1998

                             SOMANETICS CORPORATION
                              1653 EAST MAPLE ROAD
                            TROY, MICHIGAN 48083-4208

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 17, 1998

GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Somanetics Corporation (the "Company") for use at the 1998 Annual Meeting of Shareholders to be held at the Sterling Inn Banquet & Conference Center, 34911 Van Dyke, Sterling Heights, Michigan 48312, at 10:30 a.m. Eastern Standard Time on Tuesday, March 17, 1998, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The mailing of this Proxy Statement and accompanying proxy will take place on or about February 4, 1998.

  Solicitation

         The Company will bear the entire cost of solicitation of proxies in the enclosed form, including the preparation, assembly, printing and mailing of this Proxy Statement, the accompanying proxy and any additional information furnished to shareholders. The solicitation of proxies by mail may be supplemented by telephone, telegraph or personal solicitation by directors, officers or other regular employees of the Company; no additional compensation will be paid to directors, officers or other regular employees for such services. The Company has also engaged Shareholder Communications Corporation, to solicit proxies by mail or telephone or in person, at a cost to the Company expected to be approximately $6,500, plus an additional fee for each completed call to a shareholder, plus reasonable out-of-pocket expenses. Brokers, nominees and other similar record holders will be requested to forward soliciting material and will be reimbursed by the Company upon request for their out-of-pocket expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  Voting Rights and Outstanding Shares

     Only shareholders of record at the close of business on January 26, 1998 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. As of the close of business on January 26, 1998, the Company had 4,285,334 outstanding Common Shares, $0.01 par value ("Common Shares"), the only class of stock outstanding and entitled to vote.

         Each Common Share is entitled to one vote on each matter submitted for a vote at the meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding Common Shares entitled to vote, or 2,142,668 shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment thereof.

  Revocability of Proxies

         A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Secretary of the Company or by executing and delivering to the Secretary a later dated proxy. Attendance at the meeting by a shareholder who has given a proxy will not have the effect of revoking it unless such shareholder gives such written notice of revocation to the Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention:
Investor Relations Department.

         Valid proxies in the enclosed form which are returned in time for the meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the Proxy. If no specification is made, the proxies will be voted FOR the election as a director of the nominee listed below, FOR the proposed increase in the Company's authorized Common Shares and related amendments and FOR the proposed increase in the number of Common Shares reserved for issuance pursuant to the exercise of options granted under the 1997 Stock Option Plan.

  Principal Holders of the Company's Voting Securities

         As of January 26, 1998, no person was known by the Company to beneficially own more than 5% of the Company's Common Shares, its only outstanding class of voting shares.

                             I. ELECTION OF DIRECTOR

         The Board of Directors proposes that the one person named below as nominee for election as director for a three-year term be elected as a director of the Company to hold office until the Annual Meeting of Shareholders to be held in 2001, and until his successor is elected and qualified. Mr. Barrett was elected as a director by the Board of Directors effective as of June 1994 to fill a vacancy in the Board of Directors. If a quorum is present, the nominee receiving the greatest number of votes cast at the meeting or its adjournment shall be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominee receives the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominee listed below unless the giver of the proxy withholds authority to vote for such nominee. The nominee listed below has consented to serve if elected. If the nominee is unable or declines to serve, which is not expected, it is intended that the proxies be voted in accordance with the best judgment of the proxy holders for another qualified person.

         The following information is furnished as of January 26, 1998 with respect to the nominee for election as a director, with respect to each person whose term of office as a director will continue after the meeting, with respect to each executive officer of the Company named in the Summary Compensation Table below, and with respect to all directors and executive officers as a group:



                                                                             AMOUNT AND       PERCENTAGE
                                                                              NATURE OF           OF
                                           POSITION AND OFFICES WITH        COMMON SHARES       COMMON       TERM
                       DIRECTOR              THE COMPANY AND OTHER          BENEFICIALLY        SHARES        TO
     NAME                SINCE     AGE       PRINCIPAL OCCUPATION               OWNED          OWNED(1)     EXPIRE
     ----                -----     ---       --------------------               -----          --------     ------
             NOMINEE FOR ELECTION AS DIRECTOR FOR A THREE-YEAR TERM

Bruce J. Barrett........ 6/94      38     President, Chief Executive        75,892  (2)          1.7%       2001
                                          Officer and a Director
                                          of the Company

                         DIRECTORS CONTINUING IN OFFICE

Daniel S. Follis........ 4/89      60     Director of the                   28,056  (3)          *          1999
                                          Company and President
                                          of Verschuren & Follis, Inc.

Dr. James I. Ausman..... 6/94      60     Director of the Company,          18,410  (4)          *          1999
                                          Professor and Head of the
                                          Department of Neurosurgery
                                          at the University of Illinois
                                          at Chicago

H. Raymond Wallace...... 6/94      62     Chairman of the Board and          6,236  (5)          *          2000
                                          a Director of the Company

                        OTHER CURRENT EXECUTIVE OFFICERS

Raymond W. Gunn........................................................     38,425  (6)          *
All directors and executive officers as a group (9 persons)............    188,737  (7)          4.3%



----------
* Less than 1%

(1)   Based on 4,285,334 Common Shares outstanding as of January 26, 1998.


(2) Includes 72,400 Common Shares that Mr. Barrett has the right to acquire within 60 days of January 26, 1998 and 500 Common Shares owned by his wife.

(3) Includes 6,625 Common Shares that Mr. Follis has the right to acquire within 60 days of January 26, 1998. The 28,056 Common Shares shown above as beneficially owned by Mr. Follis include 8,820 Common Shares owned by The Infinity Fund, a limited partnership in which Mr. Follis is a 6.068% limited partner and a 50% general partner and which is administered by Verschuren & Follis, Inc., a corporation in which Mr. Follis is a 50% shareholder, a director and the President.

(4) Includes 5,636 Common Shares that Dr. Ausman has the right to acquire within 60 days of January 26, 1998, 12,774 Common Shares owned jointly with his wife, and 3,030 shares held in an individual retirement account over which Dr. Ausman exercises sole voting and investment control.

(5) Includes 4,636 Common Shares that Mr. Wallace has the right to acquire within 60 days of January 26, 1998 and 1,000 shares held in a living trust; Mr. Wallace has sole voting and dispositive power over the shares held in the trust.

(6) Includes 36,825 Common Shares that Mr. Gunn has the right to acquire within 60 days of January 26, 1998.


(7) Includes 142,740 Common Shares that all executive officers and directors as a group have the right to acquire within 60 days of January 26, 1998.


BIOGRAPHICAL INFORMATION

         The following is a brief account of the business experience during the past five years of the nominee for the Board of Directors of the Company and of each director whose term of office will continue after the meeting:

         Bruce J. Barrett has served as the Company's President and Chief Executive Officer and as a director of the Company since June 1, 1994. Mr. Barrett previously served, from June 1993 until May 31, 1994, as the Director, Hospital Products Division for Abbott Laboratories, Ltd., a health care equipment manufacturer and distributor, and from September 1989 until May 1993 as the Director, Sales and Marketing for Abbott Critical Care Systems, a division of Abbott Laboratories, Inc., a health care equipment manufacturer and distributor. While at Abbott Critical Care systems, Mr. Barrett managed Abbott's invasive oximetry products for approximately four years. From September 1981 until June 1987, he served as the group product manager of hemodynamic monitoring products of Baxter-Edwards Critical Care, an affiliate of Baxter International, Inc., another health care equipment manufacturer and distributor. Mr. Barrett received a B.S. degree in marketing from Indiana State University and an M.B.A. degree from Arizona State University.

         Daniel S. Follis has served as a director of the Company since April 1989. Since 1981, he has served as President of Verschuren & Follis, Inc., which advises and administers The Infinity Fund, a limited partnership which invests in emerging growth companies. Mr. Follis received a B.A. degree in business from Michigan State University.

         James I. Ausman, M.D., Ph.D. has served as a director of the Company since June 1994. He has been Professor and Head of the Department of Neurosurgery at the University of Illinois at Chicago since August 1991. From September 1978 until July 1991 he was Chairman of the Department of Neurosurgery at Henry Ford Hospital in Detroit. From December 1987 until July 1991 he served as Director of the Henry Ford Neurosurgical Institute, also at Henry Ford Hospital. In addition, he was Clinical Professor of Surgery, Section of Neurosurgery at the University of Michigan in Ann Arbor from 1980 until 1991. Dr. Ausman received a B.S. degree in chemistry and biology from Tufts University, a Doctorate of Medicine from Johns Hopkins University School of Medicine, a Masters of Arts in Physiology, from the State University of

New York at Buffalo, and a Ph.D. in Pharmacology from George Washington University. He has also received graduate training in neurosurgery at the University of Minnesota and has obtained board certification from the American Board of Neurological Surgery.

         H. Raymond Wallace has served as the Company's Chairman of the Board since January 1995 (as a non-officer Chairman of the Board since April 1995) and as a director of the Company since June 1994. He also served as a consultant to the Company from April 1994 until January 1995. He also served as Chairman of the Board of Cardiometrics, Inc., a cardiovascular medical device company, from December 1993 until its merger into Endosonics, Inc. in July 1997, and has served as a self-employed consultant to medical device and other companies since January 1994. From September 1986 until May 1993 (when he retired), he served as Vice President and General Manager of Abbott Critical Care Systems. Mr. Wallace received a B.A. degree from Ohio State University and an M.B.A. degree from the University of California, Berkeley.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended November 30, 1997, the Board of Directors held three meetings and took action by written consent on two occasions.

  Audit Committee

         The Board of Directors has an Audit Committee which consists of two directors. H. Raymond Wallace and Daniel S. Follis are the current members of this committee. The Audit Committee (i) recommends to the Board the conditions, compensation and term of appointment of independent certified public accountants for the audit of the Company's financial statements, (ii) reviews examination reports of the Company prepared by regulatory authorities, and (iii) provides the Board with such assistance as is necessary with respect to the Company's corporate and reporting practices. The Audit Committee may also from time to time confer with the auditors to exchange views relating to the scope and results of the audit. During the fiscal year ended November 30, 1997, the Audit Committee held two meetings.

  Compensation Committee

         The Board of Directors has a Compensation Committee which consists of two directors. H. Raymond Wallace and Daniel S. Follis are the current members of this committee. The Compensation Committee makes recommendations to the Board of Directors with respect to compensation arrangements and plans for senior management, officers and directors of the Company and administers the Company's 1983 Stock Option Plan, 1991 Incentive Stock Option Plan, 1997 Stock Option Plan and 1993 Director Stock Option Plan. During the fiscal year ended November 30, 1997, the Compensation Committee held five meetings and took action by written consent on one occasion.

         The Company does not have a nominating committee.

EXECUTIVE COMPENSATION

  Summary Compensation Table

         The following table sets forth information for each of the fiscal years ended November 30, 1997, 1996, and 1995 concerning compensation of (i) all individuals serving as the Company's Chief Executive Officer during the fiscal year ended November 30, 1997, and (ii) each other executive officer of the Company whose total annual salary and bonus exceeded $100,000 in fiscal 1997:

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG TERM
                                                                                 COMPENSATION
                                                                                 ------------
                                                                                    AWARDS
                                                                                 ------------
                                                                                  SECURITIES      ALL OTHER
              NAME AND                               ANNUAL COMPENSATION          UNDERLYING     COMPENSATION
         PRINCIPAL POSITION           YEAR       SALARY($)         BONUS($)       OPTIONS(#)         ($)
         ------------------           ----       ---------         --------       ----------     -----------
Bruce J. Barrett, President
     and Chief Executive Officer     1997          200,688           12,188          135,000          -0-
                                     1996          195,000              -0-           43,200  (1)     -0-
                                     1995          195,000              -0-           33,000  (1)     -0-

Raymond W. Gunn, Executive
     Vice President and Chief
     Financial Officer..........     1997          110,250            4,823           45,000          -0-
                                     1996          105,000              -0-           19,100  (1)     -0-
                                     1995           95,625              -0-           10,000  (1)     -0-

----------
(1) The fiscal 1995 numbers include options to purchase 16,500 and 5,000 Common Shares granted to Messrs. Barrett and Gunn, respectively, subject to shareholder approval of an amendment to the Company's 1991 Incentive Stock Option Plan at the 1995 Annual Meeting of Shareholders. Although more than 85% of those voting approved the proposed amendment to the 1991 Incentive Stock Option Plan, as a result of a significant number of broker non-votes, there were insufficient votes in favor of the amendment, it was not approved and the options were cancelled. The fiscal 1995 numbers also include options to purchase 16,500 and 5,000 Common Shares granted to Messrs. Barrett and Gunn, respectively, after the 1995 Annual Meeting of Shareholders and subject to shareholder approval of an amendment to the Company's 1991 Incentive Stock Option Plan at the next meeting of the Company's shareholders. These options were cancelled in December 1995 (and the proposed amendment was cancelled) in exchange for options covering the same number of shares and exercisable at the same exercise price, but granted independent of the Company's stock option plans and not subject to shareholder approval. The fiscal 1996 numbers include these options to purchase 16,500 and 5,000 Common Shares granted to Messrs. Barrett and Gunn, respectively.

  Option Grants Table

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended November 30, 1997 to each of the executive officers of the Company named in the Summary Compensation Table above:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                   Individual Grants
--------------------------------------------------------------------------------------           Potential
                                                % of                                        Realizable Value at
                                                Total                                         Assumed Annual
                               Number of       Options                                     Rates of Stock Price
                              Securities     Granted to                                        Appreciation
                              Underlying      Employees      Exercise                         for Option Term
                                Options       in Fiscal        Price        Expiration     ----------------------
        Name                  Granted (#)       Year          ($/Sh)           Date        5% ($)        10% ($)
        ----                  -----------   -----------     -----------    -----------  -----------  -----------

Bruce J. Barrett...........   135,000  (1)      44.0           $4.75        4/24/07        403,279     1,021,987

Raymond W. Gunn............    45,000  (1)      14.7           $4.75        4/24/07        134,426       340,662

----------
(1) Options to purchase 135,000 and 45,000 Common Shares were granted to Messrs. Barrett and Gunn, respectively, in fiscal 1997 under the Company's 1997 Stock Option Plan, exercisable at the then current fair market value of the underlying Common Shares. Each of the options set forth in the table is exercisable in one-third cumulative annual increments beginning April 24, 1998. Each option also becomes 100% exercisable immediately 10 days before or upon specified changes in control of the Company.

         With respect to each of the options described above, the portion of such option which is exercisable at the date of termination of employment remains exercisable until the expiration date of the option, unless termination is for cause. If upon exercise of these options the Company must pay any amount for income tax withholding, in the Compensation Committee's or the Board of Directors' sole discretion, either the optionee will pay such amount to the Company or the number of Common Shares delivered by the Company to the optionee will be appropriately reduced to reimburse the Company for such payment. The Compensation Committee or the Board may also permit the optionee to choose to have such shares withheld or to tender Common Shares the optionee already owns. The Compensation Committee or the Board may also make such other arrangements with respect to income tax withholding as it shall determine.

  Aggregated Option Exercises and Fiscal Year-End Option Value Table

         The following table sets forth information concerning each exercise of stock options during the fiscal year ended November 30, 1997 by each of the executive officers named in the Summary Compensation Table above and the value of unexercised options held by such persons as of November 30, 1997:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                                    NUMBER OF
                                                                   SECURITIES               VALUE OF
                                                                   UNDERLYING              UNEXERCISED
                                                                   UNEXERCISED            IN-THE-MONEY
                                                                   OPTIONS AT              OPTIONS AT
                            SHARES                                 FY-END (#)              FY-END ($)
                          ACQUIRED ON           VALUE             EXERCISABLE/            EXERCISABLE/
NAME                     EXERCISE (#)       REALIZED ($)          UNEXERCISABLE           UNEXERCISABLE
----                     ------------       ------------          -------------           -------------
Bruce J. Barrett...........  -0-               -0-                 68,275/149,925          13,016/206,839
Raymond W. Gunn............  -0-               -0-                  35,575/51,025            6,874/69,791

  Compensation of Directors and Scientific Advisors

         The Company's directors who are not officers or employees of the Company (collectively, the "Outside Directors") receive $1,000 for each Board meeting attended in person, $250 for each telephonic Board meeting attended, and $250 for each Board committee meeting attended on a date other than the date of a Board meeting. The Company also reimburses Outside Directors for their reasonable expenses of attending Board and Board committee meetings.

         On January 14, 1993, the Board of Directors adopted the Somanetics Corporation 1993 Director Stock Option Plan (the "Directors Plan"). The Directors Plan provides for the grant of options to purchase 1,500 shares every three years beginning June 30, 1993 and ending June 30, 2002 (including June 30,
1996) to each director who is not an officer or employee of the Company. The exercise price of the options is the fair market value of the Common Shares on the date of grant. Options vest in one-third annual increments beginning on the date of grant and expire ten years after the date of grant. In addition, each director who is not an officer or employee of the Company and who first becomes a director of the Company after the date the Directors Plan was adopted is automatically granted an option to purchase a pro-rata portion of 1,500 Common Shares vesting over the period remaining until the next regular grant of options under the Directors Plan.

         Subject to approval by the shareholders at the Annual Meeting of the proposed amendment to the Company's 1997 Stock Option Plan, increasing the number of shares reserved for issuance upon the exercise of options granted under the plan by 450,000 shares (see Part III of this Proxy Statement), the Board of Directors has (i) terminated the Directors Plan, which means that no future grants of stock options will be made under the Directors Plan, (ii) determined to grant Outside Directors who continue to serve as directors of the Company after the annual meeting of shareholders (beginning with the 1998 Annual Meeting), 10-year options to purchase 2,000 Common Shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the Common Shares on the date of grant, and (iii) effective as of the date of the 1998 Annual Meeting, in exchange for the cancellation of certain outstanding stock options, granted ten-year stock options under the 1997 Stock Option Plan to Mr. Follis, Dr. Ausman and Mr. Wallace to purchase 7,500, 5,511, and 5,511 Common Shares, respectively, at an exercise price equal to the closing sale price of the Common Shares as of the date of the Annual Meeting (the "Replacement Options"). If the proposed amendment to the 1997 Stock Option Plan is not approved, the Directors Plan will not be terminated, the annual option grants to Outside Directors under the 1997 Stock Option Plan will not be made (although grants under the Directors Plan will continue) and the Replacement Options will not be granted.

         The Replacement Options cover the same number of shares and are subject to the same terms and conditions as the options previously granted to such directors under the Directors Plan or under the 1991 Incentive Stock Option Plan, except that the exercise price of the Replacement Options will be the fair market value of the Common Shares as of the date of the 1998 Annual Meeting. The Replacement Options are effective only when the director cancels all options previously granted to him under the Directors Plan and the 1991 Incentive Stock Option Plan. Dr. Ausman also has an option to purchase 2,000 Common Shares at $5.00 a share granted independent of the Company's plans that is not being canceled. The Board determined to replace the stock options previously granted to the Outside Directors under the Directors Plan and the 1991 Incentive Stock Option Plan because it determined that options with exercise prices equal to the then current market price of the Company's Common Shares would provide better incentives to the directors. The Board believes that such options would better motivate the Company's directors and give them increased incentive to remain with the Company and make contributions to the long-term performance and growth of the Company. The Board also believes that such options would more closely join the interests of such directors with the interests of shareholders of the Company.

         The Company's scientific advisors are not presently compensated by the Company for their services as Advisory Board members. The Company pays Advisory Board members their reasonable expenses for attending Advisory Board meetings. No such expenses were incurred for the fiscal year ended November 30, 1997.

  Employment Contracts and Termination of Employment and Change-in-Control Arrangements

         Bruce J. Barrett. As of May 13, 1994, the Company entered into an employment agreement with Bruce J. Barrett, pursuant to which, as amended, he is employed as President and Chief Executive Officer (or in such other position as the Board of Directors determines) for a period ending April 30, 2000. Mr. Barrett's annual salary is currently $204,750, which may be increased by the Board of Directors, and he received a one-time signing bonus equal to $24,375 upon execution of the agreement. Mr. Barrett is also entitled to participate in any bonus plan established by the Compensation Committee of the Board of Directors. The Company adopted bonus plans both for fiscal 1997 and for fiscal 1998. Mr. Barrett is entitled to various fringe benefits under the agreement, including 12 months of compensation and six months of benefits if his employment under the agreement is terminated without cause or if the agreement expires without being renewed. Mr. Barrett has agreed not to compete with the Company during specified periods following the termination of his employment.

         Raymond W. Gunn. Pursuant to the employment agreement between the Company and Mr. Gunn, dated December 1, 1992, as amended, Mr. Gunn is employed as Executive Vice President and Chief Financial Officer, Treasurer and Secretary of the Company (or in such other position as the Board of Directors determines) for a period ending April 30, 2000. Mr. Gunn's base salary under the agreement is currently $110,250, which may be increased by the Board of Directors. Mr. Gunn is entitled to a bonus determined at the discretion of the Company's Board of Directors. Mr. Gunn is entitled to various fringe benefits under the agreement, including disability insurance, a leased automobile, and twelve months of compensation and benefits if his employment under the agreement is terminated without cause or if the agreement expires without being renewed. The agreement also provides that Mr. Gunn will not compete against the Company during specified periods following the termination of his employment.

         Stock Option Terms. All options granted under the Company's stock option plans through January 26, 1998, that are not already 100% exercisable immediately, including options granted to Messrs. Barrett and Gunn, become 100% exercisable immediately ten days before or upon specified changes in control of the Company.

  Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended November 30, 1997, Daniel S. Follis and H. Raymond Wallace served as the members of the Company's Compensation Committee. None of the members of the Company's Compensation Committee was, during the fiscal year ended November 30, 1997, an officer or employee of the Company, or a former officer of the Company, except that Mr. Wallace became the Company's non-salaried Chairman of the Board on January 27, 1995 and became a non-officer Chairman of the Board effective April 6, 1995. Mr. Follis has the relationship with the Company described below:

         Distributorship Agreement. The Company entered into a distributorship agreement with Somatek, Inc., an entity 50% owned by Mr. Follis. The distributorship covered the territory of Michigan. The agreement was approved by the Company's disinterested directors and was made in the ordinary course of business on the Company's standard form of distributorship agreement. Transactions pursuant to the distributorship agreement were on substantially the same terms, including the purchase price of the Company's product covered by such agreement, as those prevailing at the time for comparable agreements and transactions with other distributors. During the fiscal year ended November 30, 1997, the Company had no sales to Somatek, Inc. pursuant to its distributor agreement. Effective February 28, 1997, the Company terminated its distribution agreement with Somatek, Inc., and in connection with such termination, the Company wrote off $12,500 of its receivables from Somatek, Inc. in exchange for the return of two INVOS 3100A Cerebral Oximeters from Somatek, Inc. As of November 30, 1997 and January 26, 1998, Somatek, Inc. had no outstanding indebtedness to the Company.

  Board Compensation Committee Report on Executive Compensation

         General. The Compensation Committee's overall compensation policy applicable to the Company's executive officers is to provide a compensation package that is intended to attract and retain qualified executives for the Company and to provide them with incentives to achieve Company goals and increase shareholder value. The Compensation Committee implements this policy through salaries, bonuses, stock options, a 401(k) plan, and employment agreements and miscellaneous personal benefits.

         Salaries. The Compensation Committee's policy is to provide salaries
(i) that are approximately at the median of the salaries paid to similar executive officers in similar companies, adjusted in the Committee's subjective judgment to reflect differences in duties of the officers and differences in the size and stage of development of the companies, in order to attract and retain qualified executives and (ii) that compensate individual employees for their individual contributions and performance. The Compensation Committee determines comparable salaries paid by other companies similar to the Company through its subjective evaluation of its members' knowledge of salaries paid by other companies, studies conducted by the Health Industry Manufacturers Association (the respondents to which include some companies included in the industry index used by the Company in its performance graph below), salary requests of individuals interviewed by the Company for open positions and recommendations of management. The Committee subjectively evaluates this information and the Company's financial resources and prospects to determine the salary and severance arrangements for an executive officer. Mr. Barrett's and Mr. Gunn's salaries are believed to be between the 75th and 80th percentiles for Mr. Barrett, and between the 65th and 70th percentiles for Mr. Gunn, of salaries paid to similar executive officers in similar companies, based on a survey of public manufacturing organizations with sales between $0 and $2.9 million. Salaries for fiscal 1997 were determined based on a subjective evaluation of the factors described above, without giving any specific priority or weighting to any of the factors.

         Bonuses. The Compensation Committee's policy is to recommend bonuses that compensate executive officers for achieving Company goals. In addition, the Compensation Committee's policy is to pay discretionary bonuses, determined near the end of the fiscal year, to compensate executive officers for performance or achievements during the fiscal year not covered by bonuses paid earlier in the year.

         For fiscal 1997, the Company adopted the Employee Incentive Compensation Program for all non-commissioned, full-time employees. Half of the potential bonuses under the plan were based on the Company's revenues, determined quarterly. The quarterly bonus equalled (i) the percentage of the Company's year-to-date revenues compared to budgeted revenues, (ii) multiplied by a factor, (iii) multiplied by the employee's salary, (iv) multiplied by a "pay-out rate", and (v) multiplied by .125 (i.e., one-half of the potential bonus, divided among the four quarters). No bonus was payable for revenues less than 70% of budgeted revenues, and the formula required an improvement in revenues for every quarter except the first quarter. The factors ranged from .50 for revenues from 70% to 80% of budget to 1.50 for revenues in excess of 125% of budget, and equalled 1.00 for revenues equal to 100% of the budget. Pay-out rates ranged from 10% to 50%, depending on the employee, and were 50% and 35% for Messrs. Barrett and Gunn, respectively.

         The other half of the bonuses under the plan were based on pre-defined objectives for each employee, which were weighted according to level of importance. This half of the bonus equalled (i) the percentage of objectives achieved, (ii) multiplied by the employee's salary, (iii) multiplied by the "pay-out rate", (iv) multiplied by .5 (i.e., half of the total potential bonus),
(v) multiplied by the Company's percentage of revenues compared to planned revenues, and (vi) multiplied by the percentage of the Company's profits compared to planned profits. This formula required improvements in sales, but did not require an improvement in net loss. The Compensation Committee retained discretion to increase or decrease bonuses by 20%, and to pay no bonuses to employees who failed to achieve 50% of their objectives. In 1997, the Company met 100% of its revenue target in the first quarter, but not in any other quarter, and, therefore, paid a first quarter sales bonus, but no other bonuses under the plan. As a result of the Company's sales and lack of profitability, the Company's desire to control overhead and the Company's financial condition at the end of the year, the Compensation Committee recommended that no additional bonuses be paid to executive officers for fiscal 1997.

         Stock Options. The Compensation Committee's policy is to award stock options to each officer, employee, director and scientific advisor of the Company in amounts reflecting the participant's position and ability to influence the Company's overall performance, determined based on the Committee's subjective judgment after reviewing the number of options previously granted to such person, the number of options granted to persons in similar positions both at the Company and at other companies deemed comparable to the Company (based on the members' knowledge of options granted by other companies), the number of options remaining available for grant and management's recommendations. The number of options granted in 1997 to executives was determined based on the above factors and recommended levels of share ownership by the underwriter of the Company's 1997 public offering, management's recommendations and the Compensation Committee's subjective judgment primarily after reviewing the previous grants of options to such executives and their ownership of Common Shares. Options are intended to provide participants with an increased incentive to make contributions to the long-term performance and growth of the Company, to join the interests of participants with the interests of shareholders of the Company and to attract and retain qualified employees.

         The Compensation Committee's policy is to grant options with a term of ten years to provide a long-term incentive and to fix the exercise price of the options at the fair market value of the underlying shares on the date of grant. Such options only provide compensation if the price of the underlying shares increases. In addition, the Committee's policy is to grant options that vest over a specific period to provide the executive with an incentive to remain with the Company. Generally, options granted to the Company's executives vest in three equal annual installments beginning one year after the date of grant. The Committee's policy is also to provide new executives with options to attract them to the Company based on negotiations with new executives, management's recommendations and the Committee's subjective judgment primarily after reviewing the number of options granted to similar executives of the Company.

         Generally, the Compensation Committee reserves the right to pay compensation to Company executives in amounts it deems appropriate regardless of whether such compensation is deductible for federal income tax purposes. Options granted to executives in fiscal 1997 are potentially subject to limits on permitted federal income tax deductions upon exercise of such options, including under current treasury regulations concerning the $1,000,000 cap on executive compensation deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee determined to recommend the grants of options to executives in April 1997 despite such options potentially being subject to the $1,000,000 cap on executive compensation. The Committee determined that such grants were more important to the Company than the potential loss of related compensation deductions upon exercise of the options, especially in light of the Company's net operating loss carryforwards, its current inability to use additional compensation deductions and the non-cash nature of deductions available upon exercise of stock options.

         401(k) Plan. The Company has adopted a 401(k) plan to provide all eligible employees a means to accumulate retirement savings. Participants may defer specified portions of their compensation and the Company may, but is not required to, make (i) matching contributions equal to a percentage of such deferrals and (ii) additional discretionary contributions. The Compensation committee's policy is to make matching or additional contributions to the 401(k) plan either (i) out of the Company's profits to reward employees for their collective efforts in producing profits, or (ii) contingent on achieving specified goals to provide additional incentives to meet those goals. The amount of such contributions is based on the Committee's subjective judgment of what is appropriate, after reviewing management's recommendation. As a result of a lack of profits in fiscal 1997 and in light of the Company's resources and its desire to control overhead, the Committee recommended that the Company not make a contribution to the 401(k) plan for fiscal 1997.

         Employment Agreements and Miscellaneous Personal Benefits. The Compensation Committee's policy has been to have employment agreements with each of its executive officers to provide them with specified minimum positions, periods of employment, salaries, fringe benefits and severance benefits. These benefits are intended to permit the executive officer to focus his attention on performing his duties to the Company, rather than on the security of his employment, and to provide the officer with benefits deemed by the Compensation Committee to be suitable for the executive's office. The Compensation Committee's policy, however, is that personal benefits (other than severance pay) should not exceed 10% of the executive's salary and bonus for the year. During 1997, the Company extended the terms of its employment agreements with executive officers through April 30, 2000, based on the recommendation of the underwriter of the Company's 1997 public offering, management's recommendations and the Committee's subjective judgment of an appropriate term to secure the services of its executives.

         Fiscal 1997 Compensation Decisions Concerning CEO. In November 1996, the Compensation Committee recommended that Mr. Barrett's salary remain at $195,000 for 1997, and in April 1997, the Committee recommended that Mr. Barrett's salary be increased to $204,750 effective May 1, 1997 and that his employment agreement be extended to April 30, 2000. As described in "Salaries", the amount of the recommended salary increase for Mr. Barrett was based primarily on the Committee's subjective evaluation of its members' knowledge of salaries paid by other companies, the lack of any increase in Mr. Barrett's salary since he became the Company's President in June 1994, recommendations of management, and the Company's financial resources and prospects. Mr. Barrett's salary is believed to be between the 75th and 80th percentiles of salaries paid to similar executive officers in similar companies, based on a survey of public manufacturing organizations with sales between $0 and $2.9 million. As described in "Employment Agreements and Miscellaneous Personal Benefits," the extension of Mr. Barrett's employment agreement was based on the recommendation of the underwriter of the Company's 1997 public offering, management's recommendations and the Committee's subjective judgment of an appropriate term to secure Mr. Barrett's services.

         In November 1996 the Committee recommended the approval of the 1997 Employee Incentive Compensation Program, and in March 1997, the Committee recommended paying the revenue portion of the bonus under that plan, including $12,187.50 to Mr. Barrett. In November 1997, the Committee recommended that no additional bonuses be paid to the Company's executive officers for fiscal 1997 and that no contribution be made to the 401(k) plan for fiscal 1997. The Committee recommended adoption of the bonus plan as a means to compensate executive officers for achieving Company goals, specifically its sales, profitability and individual officer goals. The bonus paid after the first quarter of fiscal 1997 was based on achievement of 100% of the Company's revenue goals for the quarter pursuant to the formula contained in the plan. No additional year-end bonuses or 401(k) contributions for fiscal 1997 were recommended as a result of the Company's lack of sales and profitability, the Company's desire to control overhead and the Company's financial condition at the end of the year.

         In April 1997, the Committee recommended that the Board grant Mr. Barrett a 10-year option to purchase 135,000 Common Shares at $4.75 a share. The amount granted to Mr. Barrett was based on the factors described in "Stock Options," including his position and ability to influence the Company's overall performance, determined based on the Committee's subjective judgment after reviewing the number of options previously granted to him and his ownership of Common Shares, the number of options granted in the past to persons in similar positions both at the Company and at other companies deemed comparable to the company (based on the directors' knowledge of options granted by other companies), the number of options remaining available for grant, the recommended levels of share ownership by the underwriter of the Company's 1997 public offering, management's recommendation and the Committee's subjective judgment.

                                         By the Compensation Committee

                                         H. Raymond Wallace
                                         Daniel S. Follis

  Performance Graph

         The following line graph compares for the fiscal years ended November 30, 1993, 1994, 1995, 1996 and 1997 (i) the yearly percentage change in the Company's cumulative total shareholder return (i.e., the change in share price divided by the initial share price, expressed as the resulting value of a $100 investment; the Company has not paid cash dividends) on the Company's Common Shares, with (ii) the cumulative total return of The Standard & Poor's SmallCap 600 Index and with (iii) the cumulative total return on the publicly-traded equity of a peer group selected by the Company based on companies in electronic medical monitoring fields within Standard Industrial Classification Code 3845 (Electromedical and Electrotherapeutic Apparatus) that the Company believes are in fields similar to the Company's business.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                          AMONG SOMANETICS CORPORATION,
                    STANDARD & POOR'S SMALLCAP 600 INDEX AND
                              PEER GROUP INDEX**




                             [Performance Graph]





                                                              1992     1993     1994     1995     1996     1997
                                                              ----     ----     ----     ----     ----     ----
Somanetics Corporation ................................      100.00    46.81    17.02    10.64    22.33    10.64
Standard & Poor's SmallCap 600 Index...................      100.00   118.71   114.36   149.77   182.55   227.35
Electronic Medical Monitoring Peer Group...............      100.00    84.81    99.38   123.47   106.97   106.32

Assumes $100 invested on November 30, 1992 in Somanetics Corporation Common Shares, The Standard & Poor's SmallCap 600 Index and the Peer Group Index.

----------
*Total return assumes reinvestment of dividends.
**Fiscal Year ending November 30.

         The companies that the Company believes are in fields similar to the Company's business, that are in electronic medical monitoring fields within Standard Industrial Classification Code 3845 (Electromedical and Electrotherapeutic Apparatus) and that have publicly-traded securities are as follows: Abaxis Inc., Applied Biometrics Inc., Biocontrol Technology, Inc., Conmed Corporation, Marquette Medical Systems Inc., Novametrix Medical Systems Inc., Physio Control International Corporation, Physiometrix, Inc., Protocol Systems, Inc., qmed, Inc., Spacelabs Medical, Inc. and SpectRx, Inc.

SCIENTIFIC ADVISORS

         The Company uses scientific advisors primarily for individual consultation in their areas of expertise, including assisting it with technical issues regarding its technology and identifying and evaluating potential additional applications of the Company's INVOS technology.

         The following are scientific advisors to the Company:

         James I. Ausman, M.D., Ph.D. For a description of the principal occupation and employment of Dr. Ausman, see "Election of Director--Biographical Information."

         Gregory Crosby, M.D. Dr. Crosby has served as the Evan & Marion Helfaer Professor and Chairman of the Department of Anesthesiology at the University of Wisconsin Medical School, Madison, Wisconsin since 1996. For 15 years prior to 1996, he was affiliated with Harvard Medical School and Massachusetts General Hospital. Dr. Crosby is a neuroanesthesiologist who serves as an examiner on the American Board of Anesthesiology, on the American Society of Anesthesiologists subcommittee on Clinical Neurosciences, as Associate Editor of Anesthesiology, as Section Editor for Neuroanesthesia of the Journal of Clinical Anesthesia, and as a member of the editorial board for the Journal of Neurosurgical Anesthesiology.

         Robert R. Di Loreto, M.D. Dr. Di Loreto has held senior staff appointments in the Department of Surgery, Urology Section, and the Department of Pediatrics, Pediatric Urology Section, at St. John Hospital and Medical Center in Detroit since 1980. In addition, he has been the Medical Director of Michigan Mobile Lithotripsy Inc. since 1988, and has served on the adjunct teaching staff, Department of Urology, at Henry Ford Hospital in Detroit since 1980. Dr. Di Loreto also has sat as a panel member, Center for Device Evaluation, Division of Gastroenterology and Urology, at the FDA, since 1990.

         Manuel Dujovny, M.D. Dr. Dujovny has served as the Professor and Associate Head of the Department of Neurosurgery, College of Medicine and Neuropsychiatric Institute, University of Illinois Hospital at Chicago, since August 1991. He also is the Director of Imaging Guided Stereotactic Surgery and Radiosurgery at the University Hospital. Previously he served as Director of Neurosurgical Research at the Henry Ford Neurological Institute from 1981 until August 1991. From 1984 until 1991 he also served as the Director of the Brain and Spinal Cord Tumor Center at Henry Ford Hospital. He serves on numerous FDA working groups examining materials and products, and on the American Society of Testing Materials (ASTM) committee for neurological surgery. Dr. Dujovny has also written numerous articles on cerebral ischemia- related difficulties.

         George A. Kling, M.D. Dr. Kling has served as the Chairman and Professor of the Department of Radiology at Wayne State University School of Medicine in Detroit since July 1984, and Chief of the Department of Radiology, Harper-Grace Hospitals in Detroit since July 1976. Dr. Kling has served Wayne State University and Harper-Grace Hospitals, and the radiological community, in a number of important capacities since 1962, including American Roentgen Ray Society Councilor to the American College of Radiology and committee appointments to the Michigan State Medical Society and the Wayne County Medical Society.

         Donald S. Prough, M.D. Dr. Prough has served as Professor and Chairman of the Department of Anesthesiology at The University of Texas Medical Branch in Galveston since February 1992. Before that he served as Professor of Anesthesia and Neurology; Head, Section on Critical Care; and Medical Director, Cerebral Blood Flow Laboratory, at The Bowman Gray School of Medicine, of Wake Forest University, Winston-Salem, North Carolina, since 1980. He also is editor of the Neurosurgical Anesthesia Section of Anesthesia and Analgesia and a member of the editorial board of Critical Care Medicine. Dr. Prough has spoken frequently about brain monitoring at national meetings of anesthesiologists and physicians specializing in intensive care.

         Hugh F. Stoddart. Mr. Stoddart has served as a consultant to business in the fields of science and technology. For forty years he has invented and developed products for medicine and industry using diverse technologies such as imaging, image processing, radiation detection, optics, x-rays, spectroscopy, lasers, computers and electronics. Examples include the first commercial brain scanner based on positron emission, the Harvard scanner for high resolution imaging of brain function and systems for non-invasive infrared spectroscopy of the human body. He is presently Principle Investigator on two R&D projects, funded by the National Institute of Health and the United States Army, involving medical applications of in vivo near-infrared spectroscopy. He has participated as president, vice-president, director, or product manager in a number of medical device and high-technology companies, including the Atomic Instrument Company, Baird, Atomium, Perkin-Elmer, Bedford Engineering, Cleon, Union Carbide Imaging Systems, Strichman Medical, and NeuroPhysics, where he is currently Chairman and Senior Scientist. He served as President and Chief Executive Officer of Strichman Medical Equipment Inc. from 1988 to 1993, and Vice President and Director of Union Carbide Imaging Systems from 1976 to 1980. Strichman Medical is a manufacturer of computer workstations for nuclear medicine and scanners for producing images of the functioning of the human brain. Union Carbide Imaging Systems is a developer and manufacturer of nuclear medical imaging equipment.

         Under a consulting agreement dated February 28, 1983, Mr. Stoddart has agreed to provide consulting services to the Company for a term ending February 28, 1999, which term is automatically renewed each year unless terminated by either party by at least 30 days notice prior to the renewal of the agreement. Pursuant to this agreement, the Company has entered into a Consulting Order with NeuroPhysics Corporation, a research and development company owned by Mr. Stoddart and his son, pursuant to which the Company is funding a portion of

NeuroPhysics' research into the feasibility and development of prototypes of four new products. The United States government is also funding a portion of the research pursuant to two research grants. NeuroPhysics has granted the Company certain ownership and commercialization rights in the new products, subject to the rights of the United States Federal government and royalties payable to NeuroPhysics. The new products are intended to be noninvasive, in vivo, near-infrared spectroscopy devices that (i) monitor liver oxygenation for assessing and controlling hemorrhagic shock (shock resulting from loss of blood), (ii) locate and assess subdural hematomas (bleeding between the brain and the skull),
(iii) monitor certain blood gases and (iv) monitor fetal cerebral blood oxygenation during labor and delivery. There can be no assurance that the Company will be able to successfully apply the INVOS technology or related technologies in the development of commercially viable products or that competitors will not develop and market similar products before the Company does.

         During fiscal 1997, the Company paid approximately $166,560 in fees and expenses to Mr. Stoddart and NeuroPhysics under this agreement. Also, effective April 24, 19978, the Company granted Mr. Stoddart's son, also a consultant to the Company, a ten-year option to purchase 1,500 Common Shares at $4.75 a share in exchange for cancellation of his 10-year option to purchase 1,500 Common Shares at $14.375 a share.

         The scientific advisors are employed by and/or have consulting agreements with entities other than the Company, and they are expected to devote only a small portion of their time to the Company. They do not actively participate in the Company's activities or in the development of the Company's technology. Certain of the institutions with which the scientific advisors are affiliated may have regulations or policies which limit the ability of such personnel to act as part-time consultants or in other capacities for a commercial enterprise. Regulations or policies currently in effect or adopted in the future might limit the ability of the scientific advisors to consult with the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to the Company during or with respect to fiscal 1997, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended November 30, 1997 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

CERTAIN TRANSACTIONS

         See "Executive Compensation--Compensation Committee Interlocks and Insider Participation" for a description of a distributorship agreement between the Company and Mr. Follis.

             II. APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON SHARES

GENERAL

         Article III of the Company's Articles of Incorporation presently provides for an authorized capitalization of the Company of 6,000,000 Common Shares, par value $0.01 per share, and 1,000,000 Preferred Shares, par value $0.01 per share. As of January 26, 1998, none of the Preferred Shares had been issued and 4,285,334 Common Shares were issued and outstanding, with 1,008,686 additional Common Shares reserved for issuance pursuant to the exercise of options and warrants outstanding or reserved for grant under Company stock option plans (1,437,186 if the amendment to the 1997 Stock Option Plan described in Part III of this Proxy Statement is approved). The Company's Board of Directors has determined that it would be advisable to amend and restate the Company's Restated Articles of Incorporation to (i) increase the Company's authorized Common Shares from 6,000,000 to 20,000,000 shares, and (ii) remove provisions relating to the reverse stock split effected April 10, 1997.

         Subject to shareholder approval, the Board of Directors has approved an amendment and restatement of the Company's Restated Articles of Incorporation which would revise Article III of the Company's Articles of Incorporation to (i) increase from 6,000,000 to 20,000,000, the number of authorized Common Shares, and (ii) delete the provisions in Article III of the Restated Articles of Incorporation relating to the reverse stock split effected April 10, 1997, all substantially as set forth in the form of Restated Articles of Incorporation attached as Exhibit A (collectively, the "Amendment").

         The Amendment will become effective upon the filing with the Michigan Department of Consumer and Industry Services, Corporation, Securities and Land Development Bureau of the proposed Restated Articles of Incorporation. If the Amendment is approved, the Company currently expects the Restated Articles of Incorporation to be filed as soon as practicable after the Annual Meeting.

PURPOSES OF THE AMENDMENT

         The Amendment is being proposed to increase the number of the Company's authorized but unissued Common Shares. As of January 26, 1998, the Company had 6,000,000 Common Shares authorized, 4,285,334 Common Shares issued and outstanding and 1,008,686 Common Shares reserved for issuance pursuant to the exercise of options and warrants outstanding or reserved for grant under Company stock option plans (1,437,186 if the amendment to the 1997

Stock Option Plan described in Part III of this Proxy Statement is approved). If the proposal is approved by the shareholders of the Company, the additional 14,000,000 Common Shares so authorized will be available for issuance by the Board of Directors of the Company for raising additional capital, stock options, acquisitions, stock splits, stock dividends or other corporate purposes.

         There are no arrangements, understandings or plans for the issuance of any such additional shares, other than (i) shares reserved for issuance upon the exercise of stock options and warrants outstanding or authorized for issuance under existing plans or under the proposed amended 1997 Stock Option Plan (see
Part III of this Proxy Statement), although there are no current plans for any specific grants, and (ii) the Company's plans to raise additional capital in fiscal 1998 to support its business, as described below. The Company does not expect that it would seek authorization from shareholders for issuance of such additional shares unless required by applicable law or regulation or the rules of the market in which the Company's Common Shares are traded. There are no preemptive rights available to shareholders in connection with the issuance of any such shares.


         The Company is negotiating with an underwriter to underwrite a proposed public offering, or to act as a placement agent for a private placement, by the Company of newly-issued securities. The offerings may be subject to shareholder approval of the Amendment. Among other things, the offering will be contingent on satisfactory completion of a due diligence investigation of the Company by the underwriter, any private placement investor and their agents. Any such public offering will be made only by means of a prospectus. In addition, the type and amount of security, if any, that might ultimately be issued in any such offering have not yet been definitively determined and will be dependent on negotiations with the underwriter and any private placement investor, market conditions and management's then current estimate of the proceeds necessary or desired to sustain the Company's operations. There can be no assurance that such offering will occur or that the Company will be able to raise any capital or capital in amounts it desires, or on terms and conditions acceptable to the Company.


VOTE REQUIRED

         Approval of the Amendment requires the affirmative vote of the holders of a majority of the outstanding Common Shares. Abstentions and broker non-votes will not be deemed affirmative votes, and will have the same effect as a negative vote on the proposal. Such votes, however, will be counted in determining the number of Common Shares present or represented by proxy in determining whether a quorum is present Proxies received in response to this solicitation will, in the absence of any contrary specification, be voted in favor of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                  III. PROPOSAL TO APPROVE AN AMENDMENT TO THE
                  SOMANETICS CORPORATION 1997 STOCK OPTION PLAN
                          TO INCREASE AUTHORIZED SHARES

GENERAL

         At the meeting, shareholders will be asked to consider and act upon a proposal to approve an amendment to the Somanetics Corporation 1997 Stock Option Plan (the "1997 Option Plan") to increase the number of Common Shares, par value $0.01 per share ("Common Shares"), reserved for issuance pursuant to the exercise of options granted under the 1997 Option Plan by 450,000 shares, from 295,000 to 745,000 shares (the "1997 Option Plan Amendment"). Pursuant to the 1997 Option Plan, 295,000 Common Shares, are currently reserved for issuance pursuant to options granted or to be granted to key employees (including officers), directors, consultants or advisors (the "Participants") of or to the Company or of or to any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests ("Subsidiary") as the Company's Board of Directors or a committee appointed by the Board of Directors shall determine.


         Options granted under the 1997 Option Plan may be "Incentive Stock Options" (options meeting the requirements set forth in the 1997 Option Plan and which are also intended to be and qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder (the "Code")), nonqualified options (options which meet the requirements set forth in the 1997 Option Plan but are not intended to be, or do not qualify as, an incentive stock option within the meaning of Section 422) or both. The 1997 Option Plan contains various provisions to ensure that Incentive Stock Options comply with Section 422. The Board of Directors adopted the 1997 Option Plan on January 15, 1997, and approved the 1997 Option Plan Amendment on January 15, 1998, subject to shareholder approval.


         The Company's 1983 Stock Option Plan (the "1983 Plan") terminated in 1993, except as to options granted before that date. As of January 26, 1998, options to purchase 9,315 Common Shares remained outstanding under the 1983 Plan. The Company's 1991 Incentive Stock Option Plan ("1991 Plan") authorizes the issuance of up to 115,000 Common Shares, of which options to purchase 4,711 Common Shares have been exercised, options to purchase 106,712 Common Shares are outstanding, and options to purchase 3,577 Common Shares are available for future grants as of January 26, 1998. In addition, as of January 26, 1998, the Company had granted options independent of any of its stock option plans to purchase 175,168 Common Shares As of January 26, 1998, (i) options to purchase 253,200 Common Shares were outstanding under the 1997 Stock Option Plan, no options granted under the 1997 Option Plan had been exercised and 41,800 remained available for the grant of options under the 1997 Option Plan. The proposed 1997 Option Plan Amendment would increase the number of Common Shares reserved for issuance pursuant to options granted or to be granted under the 1997 Option Plan by 450,000 Common Shares.

         The Company's 1993 Director Stock Option Plan (the "Directors Plan") authorizes the issuance of up to 24,000 Common Shares, of which options to purchase 2 Common Shares had been exercised, options to purchase 10,520 Common Shares are outstanding, and options to purchase 13,478 Common Shares are available for future grants as of January 26, 1998. Subject to approval of the 1997 Option Plan Amendment at the Annual Meeting, the Board of Directors has (i) terminated the Directors Plan, which means that no future grants of stock options will be made under the Directors Plan, (ii) determined to grant Outside Directors who continue to serve as directors of the Company after the annual meeting of shareholders (beginning with the 1998 Annual Meeting), 10-year options to purchase 2,000 Common Shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the Common Shares on the date of grant, all under the amended 1997 Option Plan, and (iii) effective as of the date of the 1998 Annual Meeting, in exchange for the cancellation of certain outstanding stock options, granted ten-year stock options under the amended 1997 Stock Option Plan to Mr. Follis, Dr. Ausman and Mr. Wallace to purchase 7,500, 5,511, and 5,511 Common Shares, respectively, at an exercise price equal to the closing sale price of the Common Shares as of the date of the Annual Meeting (the "Replacement Options"). If the 1997 Option Plan Amendment is not approved, the Directors Plan will not be terminated, the annual option grants to Outside Directors under the 1997 Stock Option Plan will not be made (although grants under the Directors Plan will continue) and the Replacement Options will not be granted.

         The Replacement Options cover the same number of shares and are subject to the same terms and conditions as the options previously granted to such directors under the Directors Plan or under the 1991 Incentive Stock Option Plan, except that the exercise price of the Replacement Options will be the fair market value of the Common Shares as of the date of the 1998 Annual Meeting. The Replacement Options are effective only when the director cancels all options previously granted to him under the Directors Plan and the 1991 Incentive Stock Option Plan. Dr. Ausman also has an option to purchase 2,000 Common Shares at $5.00 a share granted independent of the Company's plans that is not being canceled.

         The Company also has the following warrants outstanding: (i) warrants granted to the placement agent in connection with three Regulation S offerings of Common Shares in 1994, 1995 and 1996 to purchase an aggregate of 79,394 Common Shares, (ii) warrants issued to purchasers in connection with two Regulation S offerings of Common Shares in 1995 and 1996 to purchase an aggregate of 115,520 Common Shares as of January 26, 1998, and (iii) warrants granted to the underwriter in connection with the Company's 1997 public offering of Common Shares to purchase an aggregate of 200,000 Common Shares.

         The Board of Directors believes that it is in the best interests of the Company and its shareholders to approve the 1997 Option Plan Amendment to allow the Company to continue to grant options to Participants in accordance with the terms of the 1997 Option Plan.

         The purpose of the 1997 Option Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company, to join the interests of key employees, directors, consultants and advisors with the interests of shareholders of the Company and to facilitate attracting and retaining key employees, directors, consultants and advisors of the Company. The 1997 Option Plan, however, could have an "anti-takeover" effect, particularly with regard to the Committee's ability to accelerate the exercisability of stock options in connection with a change in control.

         Persons deemed to be affiliates of the Company, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, the Company, must resell securities acquired under the 1997 Option Plan pursuant to a registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), Rule 144 under the Securities Act or an applicable exemption under the Securities Act.

         The Company is the issuer of the securities offered pursuant to the 1997 Option Plan. The Common Shares of the Company issuable upon exercise of stock options under the 1997 Option Plan may be either authorized and unissued or reacquired Common Shares of the Company. The 1997 Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

APPROVAL OF THE 1997 OPTION PLAN AMENDMENT

         The approval by a majority of the votes cast by the holders of Common Shares at the meeting and entitled to vote on the action is necessary for shareholder approval of the 1997 Option Plan Amendment. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but will be counted in determining the number of Common Shares present or represented by proxy in determining whether a quorum is present. The Board does not intend to place the 1997 Option Plan Amendment into effect unless such approval is obtained at the Annual Meeting, and such approval is sought, in part, in order to exempt the granting of options under the 1997 Option Plan from the provisions of Section 162(m) of the Code and in order to comply with shareholder approval requirements for securities traded on The Nasdaq SmallCap Market.


         A FULL COPY OF THE 1997 OPTION PLAN, AS PROPOSED TO BE AMENDED, MARKED TO SHOW THE PROPOSED CHANGES, IS ATTACHED AS EXHIBIT B TO THIS PROXY STATEMENT. THE MAJOR FEATURES OF THE 1997 OPTION PLAN, AS PROPOSED TO BE AMENDED, ARE SUMMARIZED BELOW, BUT THIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT. CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS PROXY STATEMENT HAVE THE MEANINGS GIVEN THEM IN THE 1997 OPTION PLAN. AS OF THE RECORD DATE, THE CLOSING SALES PRICE OF THE COMPANY'S COMMON SHARES WAS
$5.0625.


ADMINISTRATION

         The 1997 Option Plan is administered by a committee or entity appointed by the Board of Directors to perform any of the functions and duties of the Committee under the 1997 Option

Plan and, with respect to administration of the 1997 Option Plan regarding Participants who are subject to Section 16(a) and (b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"), that is a committee meeting the standards of Rule 16b-3 under the Exchange Act, or any similar successor rule, or the Board of Directors as a whole (the "Committee"). Members of the Committee serve at the pleasure of the Board of Directors and may be removed or replaced by the Board of Directors at any time. The Committee currently consists of Daniel S. Follis and H. Raymond Wallace or the Board of Directors as a whole.

         Subject to the provisions of the 1997 Option Plan, the Committee is authorized to interpret the 1997 Option Plan, to promulgate, amend and rescind rules and regulations relating to the 1997 Option Plan, and to make all other determinations necessary or advisable for the 1997 Option Plan's administration. Interpretation and construction of any provision of the 1997 Option Plan by the Committee is, unless otherwise determined by the Board of Directors of the Company, final and conclusive. Subject to the provisions of the 1997 Option Plan, the Committee determines, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted, the time or times such option shall be exercisable and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's sole discretion, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise ("Discretion"), include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

         Subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any stock option granted under the 1997 Option Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         In addition to such other rights of indemnification as they may have, the members of the Committee will be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the 1997 Option Plan or any option granted under the 1997 Option Plan to the full extent provided for under the Company's Restated Articles of Incorporation or bylaws with respect to indemnification of directors of the Company.

1997 OPTION PLAN PARTICIPANTS

         The selection of persons who are eligible to participate in the 1997 Option Plan and grants and awards to those individuals are determined by the Committee, in its Discretion. The only established criterion to determine eligibility under the 1997 Option Plan is that individuals must be key employees (including officers), directors, consultants or advisors of or to the Company or any Subsidiary, as determined by the Committee in its Discretion; provided that Incentive Options may be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision.

         Approximately 39 key employees, 3 directors, 9 consultants and advisors are currently eligible to participate in the 1997 Option Plan, all of whom have been granted options under the 1983 Plan, the 1991 Plan, the 1997 Option Plan, the Directors Plan or independent of any stock option plan.

         Subject to adjustments as described under "Shares Subject to Grant or Award", no Participant may be granted stock options to purchase more than 200,000 Common Shares in the aggregate in any fiscal year. In addition, grants and awards are subject to the maximum number of shares remaining with respect to which stock options may be granted at any time under the 1997 Option Plan. There are also certain limitations on the maximum value of Incentive Options which may become first exercisable by any person in any year. Each grant or award under the 1997 Option Plan must be evidenced by a written agreement containing such provisions as may be approved by the Committee.

SHARES SUBJECT TO GRANT OR AWARD

         The maximum number of Common Shares with respect to which stock options may be granted under the 1997 Option Plan is currently 295,000 Common Shares and is proposed to be amended to be 745,000 Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the 1997 Option Plan has terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the 1997 Option Plan are again available for option and sale.

         The number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the 1997 Option Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year are subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events such as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares may be issued pursuant to the 1997 Option Plan, no rights may be granted under the 1997 Option Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

AMENDMENT OR TERMINATION OF THE 1997 OPTION PLAN

         The Board of Directors may terminate or amend the 1997 Option Plan, or amend any stock option agreement under the 1997 Option Plan, at any time; provided that, (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Stock Options, no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the 1997 Option Plan without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision may change the option price or alter or impair any stock option previously granted under the 1997 Option Plan, in a manner adverse to a Participant, without the consent of such Participant, all except as described under the caption "Shares Subject to Grant".

         Unless sooner terminated by the Board of Directors, the 1997 Option Plan will terminate on January 15, 2007, which is ten years after its original adoption by the Board of Directors, and no stock options may be granted under the 1997 Option Plan after that date. The termination of the 1997 Option Plan will not affect the validity of any option outstanding on the date of termination.

STOCK OPTIONS

  Grant of Stock Options

         Both Incentive Options and Nonqualified Options may be granted under the 1997 Option Plan. An Incentive Option is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code. Any Incentive Option granted under the 1997 Option Plan must have an exercise price not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to a Participant who owns more than 10% of the total combined voting shares of the Company or of any parent or Subsidiary of the Company, the exercise price of such option must not be less than 110% of the fair market value of the shares subject to such option on the date such option is granted. A Nonqualified Option granted under the 1997 Option Plan must have an exercise price of not less than the par value, if any, of the Common Shares.

         At the time of the exercise of any option granted pursuant to the 1997 Option Plan, the Participant must pay the full option price for all shares purchased (a) in cash or, (b) with the consent of the Committee, in its Discretion, (i) in Common Shares, (ii) by a promissory note payable to the order of the Company which is acceptable to the Committee, (iii) by a cash down payment and a promissory note for the unpaid balance, (iv) subject to such conditions as may be established by the Committee, by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option, (v) by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stockbroker's sale of, or loan against, the shares, or (vi) in such other manner as the Committee determines is appropriate, in its Discretion. The aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are first exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations ) cannot exceed $100,000.

  Term of Stock Options

         If not sooner terminated, each stock option granted under the 1997 Option Plan will expire not more than ten years from the date of grant; provided that, with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option must expire not more than five years after the date of the grant.

  Continuation of Employment

         Options granted under the 1997 Option Plan may be exercised only while the Participant is an employee, director, consultant or advisor of or to the Company or a Subsidiary, except as described under "Extraordinary Transactions" and except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant, (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and
(iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options, all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to the 1997 Option Plan), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

         Subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under the 1997 Option Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         The Committee may require, in its Discretion, that any Participant under the 1997 Option Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or here position as an employee, director, consultant or advisor of the Company or a Subsidiary of the Company for a designated minimum period from the date of the granting of such stock option as shall be fixed by the Committee. Nothing contained in the 1997 Option Plan or in any option granted pursuant to the 1997 Option Plan, nor any action taken by the Committee under the 1997 Option Plan confers upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or any Subsidiary or interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

  Sequential Exercise

         Successive stock options may be granted to the same Participant whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the 1997 Option Plan, if then exercisable, notwithstanding that options granted to such Participant before the option then being exercised remain unexercised.

  Transferability of Options

         Except as otherwise described below, to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (i) no option granted under the 1997 Option Plan to a Participant shall be transferable by such Participant otherwise than by will, or by the laws of descent and distribution or, with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (ii) each option is exercisable, during the lifetime of the Participant, only by the Participant.

         The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with these provisions of the 1997 Option Plan, and (z) subsequent transfers of transferred options are prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with the 1997 Option Plan.

         Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for some purposes under the 1997 Option Plan (generally relating to exercise of the option) the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment, described above under the caption "Continuation of Employment", continue to be applied with respect to the original optionee. Following such events of termination of employment of the original optionee, the options are exercisable by the transferee only to the extent, and for the periods, described above under the caption "Continuation of Employment". The original optionee remains subject to withholding taxes and related requirements upon exercise described below under the caption "Federal Income Taxes--Withholding Payments". The Company has no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

  Shareholder Rights

         No Participant in the 1997 Option Plan has any of the rights of a shareholder of the Company under any option granted under the 1997 Option Plan until the actual issuance of shares to the Participant, and before such issuance no adjustment will be made for dividends, distributions or other rights in respect of such shares, except as described under the caption "Shares Subject to Grant".

EXTRAORDINARY TRANSACTIONS

         If the Company engages in specified consolidations, mergers, transfers of substantially all of its properties and assets, dissolutions, liquidations, reorganizations or reclassifications in such a way that holders of Common Shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, the Common Shares (each a "Transaction"), then each Participant holding a stock option granted under the 1997 Option Plan upon the exercise of such option after consummation of a Transaction will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the Participant would have received upon consummation of the Transaction if he or she had exercised the option in full immediately before consummation of the Transaction.

         In addition, in connection with a Transaction, the Committee, acting in its Discretion without the consent of any Participant and regardless of any other provision of the 1997 Option Plan, may (i) permit stock options outstanding under the 1997 Option Plan to be exercised in full for a limited period of time, after which all unexercised stock options and all rights of Participants under such options would terminate, (ii) permit stock options outstanding under the 1997 Option Plan to be exercised in full for their then remaining terms, or (iii) require all stock options outstanding under the 1997 Option Plan to be surrendered to the Company for cancellation and payment to each Participant in cash of the excess of the fair market value of the underlying Common Shares as of the date such Transaction is effective over the exercise price, less any applicable withholding taxes. The 1997 Option Plan provides, however, that the Committee may not select an alternative for a Participant that would result in his or her liability under Section 16(b) of the Exchange Act, without the Participant's consent. If all of the alternatives have such a result, the Committee will take such action to put such Participant in as close to the same position as he or she would have been in if one of the alternatives described above had been selected, but without resulting in any payment by such Participant under Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of each Participant, the Committee may make such provision with respect to any Transaction as it deems appropriate.

FEDERAL INCOME TAX CONSEQUENCES

         The rules governing the tax treatment of options and shares acquired upon the exercise of options are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

  Incentive Options

         Incentive Options granted pursuant to the 1997 Option Plan are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Code. If the Participant makes no disposition of the shares acquired pursuant to exercise of an Incentive Option within one year after the transfer of shares to such Participant and within two years from grant of the option, such Participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized upon a sale of other disposition of the shares may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, the Company will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of such Incentive Options or the transfer of shares upon their exercise.

         If shares acquired upon exercise of Incentive Options are disposed of prior to the expiration of the above time periods, the Participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (i) the excess of the market value of the shares on the date of exercise over the option price, or (ii) the gain recognized on such disposition. Such amount will ordinarily be deductible by the Company for federal income tax purposes in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

  Nonqualified Options

         A Participant who acquires shares by exercise of a Nonqualified Option generally realizes as taxable ordinary income, at the time of exercise, the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount will ordinarily be deductible by the Company in the same year, provided that the amount constitutes reasonable compensation and that the Company satisfies certain federal income tax withholding requirements. Subsequent appreciation or decline in the value of the shares will generally be treated as capital gain or loss on the sale or other disposition of the shares.

  Capital Gains Rates

         Legislation enacted in 1997 reduces, in certain circumstances, the tax rate applicable to long-term capital gain. If a Participant recognizes long-term capital gain upon the sale or other disposition of shares acquired upon exercise of options, the tax rate applicable to such gain will depend on a number of factors, including the date the options are granted, the date the options are exercised, the date the shares are sold or otherwise disposed of, the length of time the Participant holds the shares, and the Participant's marginal tax bracket. Participants should consult their own tax advisors concerning the impact to them of the 1997 legislation regarding long-term capital gain tax rates, as well as the other tax consequences of participation in the 1997 Option Plan.

  Withholding Payments

         If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company or such Subsidiary, or the amount of Common Shares delivered by the Company to the Participant will be appropriately reduced, to reimburse the Company or such Subsidiary for such payment.

         The Company or any of its Subsidiaries will have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its

Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

  Limitation on Compensation Deduction

         Publicly-held corporations are precluded from deducting compensation paid to certain of their executive officers in excess of $1 million. The employees covered by the $1 million limitation on deductibility of compensation consist of the chief executive officer and those employees whose annual compensation is required to be reported to the Securities and Exchange Commission because the employee is one of the company's four highest compensated employees for the taxable year (other than the chief executive officer). Ordinary income attributable to stock options generally is included in an employee's compensation for purposes of the $1 million limitation on deductibility of compensation.

         However, there is an exception to the $1 million deduction limitation for compensation (including compensation attributable to stock options) paid pursuant to a qualified performance-based compensation plan. Compensation attributable to a stock option is deemed to satisfy the qualified performance-based compensation exception if (i) the grant is made by a compensation committee comprised of outside directors, (ii) the plan under which the options may be granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee, (iii) under the terms of the option, the amount of compensation the employee would receive is based solely on an increase in the value of the shares after the date of the grant (e.g., the option is granted at an exercise price equal to or greater than fair market value as of the date of the grant), and (iv) the individuals eligible to receive grants, the maximum number of shares for which grants may be made to any employee, the exercise price of the options and other disclosures required by SEC proxy rules are disclosed to, and subsequently approved by, shareholders.

         If the amount of compensation a covered employee may receive under the grant is not based solely on an increase in the value of the shares after the date of the grant (e.g., an option is granted with an exercise price that is less than the fair market value as of the date of the grant), none of the compensation attributable to the grant is qualified performance-based compensation unless the grant is made on account of the attainment of a performance goal that has been previously established and approved by the shareholders of the Company and otherwise qualifies under Section 162(m) of the Code. The Company has not established any performance goals for grants under the 1997 Option Plan that meet the requirements of the performance-based compensation standard required by Section 162(m) of the Code. The grant of options by the Board of Directors or by a committee not meeting the requirements of Section 162(m) will not qualify for the performance-based compensation exception to the $1 million compensation deduction limitation.

ACCOUNTING TREATMENT

         Generally, under current accounting rules applicable to the Company, neither the grant nor the exercise of an Incentive Option or a Nonqualified Option under the 1997 Option Plan requires any charge against earnings, if the exercise price of the option is equal to the fair market value of the shares on the date of grant. Footnote disclosure of the value of such options, however, is required. If the exercise price is below the fair market value of the shares on the date of grant, an earnings charge equal to the difference will be required either at the date of grant or possibly over the term of the option. If the optionee is allowed to pay the exercise price of an option with shares held less than six months (or possibly, if such price is paid by the Company withholding shares issuable upon exercise of the option), the Company will recognize an earnings charge equal to the difference between the fair market value of the shares issuable upon exercise of the option and the exercise price.

OPTION GRANTS UNDER THE PLANS

         No options have been granted by the Company from December 1, 1997 through January 26, 1998. Options may be granted under the 1997 Option Plan at the Committee's Discretion, subject to shareholder approval of the 1997 Option Plan Amendment, if options are granted in excess of the 295,000 Common Shares currently authorized and before such approval. The following table sets forth, as to Bruce J. Barrett, Raymond W. Gunn, all current executive officers as a group, all current directors who are not executive officers as a group, all employees (including officers) who are not executive officers, as a group, and all other consultants and advisors, as a group, the options granted under the 1997 Option Plan, the 1983 Plan, the 1991 Plan, the Directors Plan and independent of any option plan (collectively, the "Plans") during the fiscal year ended November 30, 1997:

                                NEW PLAN BENEFITS
                  Somanetics Corporation 1983 Stock Option Plan
             Somanetics Corporation 1991 Incentive Stock Option Plan
                  Somanetics Corporation 1997 Stock Option Plan
      Somanetics Corporation Stock Options Granted Independent of Any Plan
             Somanetics Corporation 1993 Director Stock Option Plan

                                                                                             Number of Common
                                                                                         Shares Subject to Options
                                                                                          Granted Under the Plans
                                                                                         In the Fiscal Year Ended
                                Name and Position                                          November 30, 1997 (1)
                                -----------------                                       ------------------------
Bruce J. Barrett, President and Chief Executive Officer.............................               135,000

Raymond W. Gunn, Executive Vice President and Chief Financial Officer...............                45,000

All current executive officers as a group (2 persons) ..............................               180,000

All current directors who are not executive officers as a group (3 persons).........                   -0-

All employees (including officers) who are not executive officers as a
  group (45 persons)................................................................               116,350

All other consultants and advisors as a group (2 persons)...........................                10,500

         The dollar values of such options cannot be determined because they depend on the market value of the underlying shares on the date of exercise. No associate of any director, nominee or executive officer has been granted options under the Plans. In addition, no person not named above has received five percent or more of the options authorized under the Plans, in the aggregate.

         Subject to approval by the shareholders at the Annual Meeting of the 1997 Option Plan Amendment, the Board of Directors has (i) terminated the Directors Plan, which means that no future grants of stock options will be made under the Directors Plan, (ii) determined to grant Outside Directors who continue to serve as directors of the Company after the annual meeting of shareholders (beginning with the 1998 Annual Meeting), 10-year options to purchase 2,000 Common Shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the Common Shares on the date of grant, and (iii) effective as of the date of the 1998 Annual Meeting, in exchange for the cancellation of certain outstanding stock options, granted ten-year stock options under the 1997 Stock Option Plan to Mr. Follis, Dr. Ausman and Mr. Wallace to purchase 7,500, 5,511, and 5,511 Common Shares, respectively, at an exercise price equal to the closing sale price of the Common Shares as of the date of the Annual Meeting (the "Replacement Options"). If the proposed 1997 Option Plan Amendment is not approved, the Directors Plan will not be terminated, the annual option grants to Outside

Directors under the 1997 Stock Option Plan will not be made (although grants under the Directors Plan will continue) and the Replacement Options will not be granted.

         The Replacement Options cover the same number of shares and are subject to the same terms and conditions as the options previously granted to such directors under the Directors Plan or under the 1991 Incentive Stock Option Plan, except that the exercise price of the Replacement Options will be the fair market value of the Common Shares as of the date of the 1998 Annual Meeting. The Replacement Options are effective only when the director cancels all options previously granted to him under the Directors Plan and the 1991 Incentive Stock Option Plan. Dr. Ausman also has an option to purchase 2,000 Common Shares at $5.00 a share granted independent of the Company's plans that is not being canceled. The Board determined to replace the stock options previously granted to the Outside Directors under the Directors Plan and the 1991 Incentive Stock Option Plan because it determined that options with exercise prices equal to the then current market price of the Company's Common Shares would provide better incentives to the directors. The Board believes that such options would better motivate the Company's directors and give them increased incentive to remain with the Company and make contributions to the long-term performance and growth of the Company. The Board also believes that such options would more closely join the interests of such directors with the interests of shareholders of the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED 1997 OPTION PLAN AMENDMENT, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                IV. OTHER MATTERS

ANNUAL REPORT

         A COPY OF THE ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997 ACCOMPANIES THIS PROXY STATEMENT. THE COMPANY FILES AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY's Annual Report on Form 10-K for the FISCAL YEAR ENDED NOVEMBER 30, 1997 (AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). ALL SUCH REQUESTS SHOULD BE DIRECTED TO SOMANETICS CORPORATION, 1653 EAST MAPLE ROAD, TROY, MICHIGAN 48083-4208,
ATTENTION: INVESTOR RELATIONS DEPARTMENT.

INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP are the independent accountants for the Company and have reported on the Company's financial statements in the Company's 1997 Annual Report to Shareholders which accompanies this proxy statement. The Company's independent accountants are appointed by the Board of Directors after receiving the recommendation of its Audit Committee. The Company will not select its independent accountants for the fiscal year ended November 30, 1998 until later in its fiscal year.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement at the meeting if he desires to do so. The representative will also be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

         Proposals of shareholders that are intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's offices, 1653 East Maple Road, Troy, Michigan 48083-4208, no later than October 7, 1998 to be considered for inclusion in the Proxy Statement and Proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

OTHER BUSINESS

         Neither the Company nor the members of its Board of Directors intend to bring before the Annual Meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and they have no present knowledge that other matters will be presented for action at the Annual Meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed Proxy intend to vote the shares represented thereby in accordance with their best judgment.

                                        By order of the Board of Directors

                                        Bruce J. Barrett
                                        President and Chief Executive Officer

Troy, Michigan
February 4, 1998

                                   EXHIBIT A
--------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
--------------------------------------------------------------------------------
Date Received                                             (FOR BUREAU USE ONLY)
--------------------------------------------------------------------------------
NAME      Robert J. Krueger
          Honigman Miller Schwartz and Cohn
--------------------------------------------------------------------------------
ADDRESS   2290 First National Building

--------------------------------------------------------------------------------
CITY                     STATE               ZIP CODE
     Detroit,           Michigan            48226-3583
--------------------------------------------------------------------------------
                                                            EFFECTIVE DATE:
DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE


                       RESTATED ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read information and instructions on the last page)

    Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

1.   The present name of the corporation is:      Somanetics Corporation

2.   The identification number assigned by the Bureau is:   261-155

3.   All former names of the corporation are:     N/A

4.   The date of filing the original Articles of Incorporation was:
     January 15, 1982

    The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

The name of the corporation is:  Somanetics Corporation

ARTICLE II

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1.       Common Shares               20,000,000, par value $0.01 per share
                                    --------------------------------------------

         Preferred Shares            1,000,000, par value $0.01 per share
                                    --------------------------------------------

2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

                  a. Preferred Shares. The Board of Directors may cause the Corporation to issue Preferred Shares in one or more series, each series to bear a distinctive designation and to have such relative rights and preferences as shall be prescribed by resolution of the Board. Such resolutions, when filed, shall constitute amendments to these Articles of Incorporation.


ARTICLE IV

1.       The address of the current registered office is:

         1653 East Maple Road,     Troy, Michigan        48083-4208
         -------------------------------           ---------------------------
         (Street Address)          (City)                    (ZIP Code)

2. The mailing address of the current registered office, if different than above:

                                                  Michigan
         -----------------------------------------         -------------------
         (Street Address or P.O. Box)   (City)              (ZIP Code)

3.       The name of the current resident agent is:       Bruce J. Barrett
                                                     -------------------------
ARTICLE V

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VI

         A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. However, this Article VI shall not eliminate or limit the liability of a director for any of the following:

                  (1) A breach of the director's duty of loyalty to the Corporation or its shareholders.

                  (2) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law.

                  (3) A violation of Section 551(1) of the Michigan Business Corporation Act.

                  (4) A transaction from which the director derived an improper personal benefit.

                  (5) An act or omission occurring before the effective date of this Article VI.

Any repeal or modification of this Article VI by the shareholders of the Corporation shall not adversely affect any right or protection of any director of the Corporation existing at the time of, or for or with respect to, any acts or omissions occurring before such repeal or modification.

ARTICLE VII

         The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not less than three or more than fifteen directors, the exact number of directors to be determined from time to time solely by a resolution adopted by an affirmative vote of a majority of the directors then in office. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1992 Annual Meeting of Shareholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each succeeding annual meeting of shareholders, commencing in 1993, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term.

         If the number of directors is changed, any increase or decrease shall be apportioned among the classes of directors so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors shorten the term of any incumbent director. When the number of directors is increased by the Board of Directors and any newly-created directorships are filled by the Board, the additional directors shall be classified as provided by the Board.

         A director shall hold office until the meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Newly created directorships resulting from an increase in the number of directors and any vacancy on the Board of Directors may be filled by an affirmative vote of a majority of the directors then in office. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. A director elected by the Board of Directors to fill a vacancy shall hold office until the next election of the class for which the director shall have been chosen and until his or her successor shall be elected and shall qualify. A director or the entire Board of Directors may be removed only for cause.

         Notwithstanding the foregoing, whenever the holders of any one or more classes of Preferred Shares or series thereof issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the terms of these Restated Articles of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article.

         This Article VII may only be amended by the affirmative vote of holders of 90% of the outstanding Common Shares of the Corporation, in addition to the vote otherwise required by the Michigan Business Corporation Act.

    (ADDITIONAL PROVISIONS, IF ANY, MAY BE INSERTED HERE; ATTACH ADDITIONAL PAGES IF NEEDED.)





5. COMPLETE SECTION (a) IF THE RESTATED ARTICLES WERE ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

    a. / / These Restated Articles of Incorporation were duly adopted on the ____ day of ___________, 19 _______, in accordance with the provisions of Section 642 of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors.

                Signed this _________ day of ____________________, 19 _______.

    _________________________________  ________________________________________

    _________________________________  ________________________________________
    (Signatures of incorporators; Type or Print Name Under Each Signature)



    b. /X/ These Restated Articles of Incorporation were duly adopted on the 17th day of March, 1998 in accordance with the provisions of
            Section 642 of the Act and:  (check one of the following)


        / / were duly adopted by the Board of Directors without a vote of the shareholders. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

        /X/ were duly adopted by the shareholders. The necessary number of shares as required by statue were voted in favor of these Restated Articles.

        / / were duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statue in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

        / / were duly adopted by the written consent of all the shareholders entitled to vote in accordance with section 407(2) of the Act.


                        Signed this ______ day of March, 1998


                        By _____________________________________________________
                            (Signature of President, Vice-President,
                            Chairperson, or Vice-Chairperson)


                            Bruce J. Barrett, President
                        ________________________________________________________
                            (Type or Print Name)      (Type or Print Title)

Name of person or organization          Preparer's name and business
remitting fees:                         telephone number:

     Somanetics Corporation             Robert J. Krueger
--------------------------------       --------------------------------

                                       (313) 256-7675
--------------------------------       --------------------------------


                         INFORMATION AND INSTRUCTIONS


1. The articles of incorporation cannot be restated until this form, or a comparable document, is submitted.

2. Submit one original of this document. Upon filing, the document will be added to the records of the Corporation, Securities and Land Development Bureau. The original will be returned to the address appearing in the box on the front as evidence of filing.

    Since this document will be maintained on optical disk media, it is important that the filing be legible. Documents with poor black and white contrast, or otherwise illegible, will be rejected.

3. This document is to be used pursuant to sections 641 through 643 of the Act for the purpose of restating the articles of incorporation of a domestic profit corporation. Restate articles of incorporation are an integration into a single instrument of the current provisions of the corporation's articles of incorporation, along with any desired amendments to those articles.

4. Restated articles of incorporation which do not amend the articles of incorporation may be adopted by the board of directors without a vote of the shareholders. Restated articles of incorporation which amend the articles of incorporation require adoption by the shareholders. Restated articles of incorporation submitted before the first meeting of the board of directors require adoption by all of the incorporators.

5. Item 2 - Enter the identification number previously assigned by the Bureau. If this number is unknown, leave it blank.

6. The duration of the corporation should be stated in the restated articles of incorporation only if it is not perpetual.

7. This document is effective on the date endorsed "filed" by the Bureau. A later effective date, no more than 90 days after the date of delivery, may be stated as an additional article.

8. If the restated articles are adopted before the first meeting of the board of directors, item 5(a) must be completed and signed in ink by a majority of the incorporators. Other restated articles must be signed by the president, vice-president, chairperson or vice-chairperson of the corporation.

9. FEES: Make remittance payable to the State of Michigan. Include corporation name and identification number on check or money order.


    NONREFUNDABLE FEE ........................................................................................$10.00
    TOTAL MINIMUM FEE ........................................................................................$10.00
    ADDITIONAL FEES DUE FOR INCREASED AUTHORIZED SHARES ARE:
        each additional 20,000 authorized shares of portion thereof ...................................$30.00 maximum fee per filing for first 10,000,000 authorized shares ..............................$5,000.00 each additional 20,000 authorized shares or portion thereof in excess of 10,000,000 shares ....$30.00 maximum fee per filing for authorized shares in excess of 10,000,000 shares ..............$200,000.00




10. Mail form and fee to:                                       The office is located at:

Michigan Department of Consumer and Industry Services           6546 Mercantile Way
Corporation, Securities and Land Development Bureau             Lansing, MI  48910
Corporation Division                                            (517) 334-6302
P.O. Box 30054
Lansing, MI 48909-7554

                                    EXHIBIT B
                             <AMENDED AND RESTATED>
                             SOMANETICS CORPORATION
                             1997 STOCK OPTION PLAN


         1. Definitions: As used herein, the following terms shall have the following meanings:

                  (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder.

                  (b) "Committee" shall mean, (i) with respect to administration of the Plan regarding Participants who are subject to Section 16(a) and
         (b) of the Exchange Act, a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (ii) with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Company, as described in clause (i), or such other committee or entity appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan.

                  (c) "Common Shares" shall mean the Common Shares, par value $.01 per share, of the Company.

                  (d) "Company" shall mean Somanetics Corporation, a Michigan corporation, or any successor thereof.

                  (e) "Discretion" shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise.

                  (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                  (g) "Incentive Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan and also is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code.

                  (h) "Nonqualified Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an incentive stock option within the meaning of the Code.

                  (i) "Participant" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

                  (j) "Plan" shall mean this Somanetics Corporation 1997 Stock Option Plan.

                  (k) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  (l) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests.

         2. Purpose of Plan: The purpose of the Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries (collectively, "key employees") with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees, directors, consultants and advisors with the interests of the shareholders of the Company, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.

         3. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's Discretion, include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

         Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

         4. Indemnification: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Company's articles of incorporation or bylaws with respect to indemnification of directors of the Company.

         5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options may be granted under the Plan shall be an aggregate of (295,000) <745,000> Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the Plan shall have been terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan shall again be available for option and sale.

         Subject to Paragraph 16, the number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year of the Company pursuant to Paragraph 6, shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

         6. Participants: The Committee shall determine and designate from time to time, in its Discretion, those key employees (including officers), directors, consultants and advisors of or to the Company or any Subsidiary to whom options are to be granted and who thereby become Participants under the Plan; provided, however, that (a) Incentive Options shall be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision, and (b) no Participant may be granted stock options to purchase more than 200,000 Common Shares in the aggregate in any fiscal year of the Company, subject to any adjustments provided in the final paragraph of Paragraph 5 and in Paragraph 16.

         7. Allotment of Shares: The Committee shall determine and fix the number of Common Shares to be offered to each Participant; provided that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) exceeding $100,000.

         8. Option Price: Subject to the rules set forth in this Paragraph 8, the Committee, in its Discretion, shall establish the option price at the time any option is granted. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted. With respect to a Nonqualified Option, the option price shall be not less than the par value, if any, of the Common Shares. Fair market value of a share shall be determined by the Committee and may be determined by using the closing sale price of the Company's stock on any exchange or other market on which the Common Shares shall be traded on such date, or if there is no sale on such date, on the next following date on which there is a sale, or the average of the closing bid and asked prices in any market or quotation system in which the Common Shares shall be listed or traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraphs 5 and 16 of the Plan.

         9. Granting and Exercise of Options: The granting of options under the Plan shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. Such instruments shall constitute binding contracts between the Company and the Participant.

         Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

         Subject to the terms of the Plan, each option granted under the Plan shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its Discretion; provided that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000. Except as provided in Paragraph 13, options may be exercised only while the Participant is an employee, director, consultant or advisor of the Company or a Subsidiary.

         Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a Subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under this Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

         Successive stock options may be granted to the same Participant, whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the Plan, if then exercisable, notwithstanding that options granted to such Participant prior to the option then being exercised remain unexercised.

         10. Payment of Option Price: At the time of the exercise in whole or in part of any option granted under this Plan, payment in full in cash, or with the consent of the Committee, in its Discretion, in Common Shares or by a promissory note payable to the order of the Company which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, in its Discretion, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the Discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the Discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Company under any option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraphs 5 and 16.

         11. Transferability of Option: Except as otherwise provided in this Paragraph 11, (i) to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or (ii) to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than
(1) by will, or (2) by the laws of descent and distribution or, (3) with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

         The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 11, and (z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 11.

         Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for purposes of Paragraphs 9, 10, 14, 16 and 18 the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Paragraph 13 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 13. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph 15. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

         12. Continuance of Employment; No Right to Continued Employment: The Committee may require, in its Discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary for a designated minimum period from the date of the granting of such option as shall be fixed by the Committee.

         Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

         13. Termination of Employment; Expiration of Options: Subject to the other provisions of the Plan, including, without limitation, Paragraphs 9 and 16 and this Paragraph 13, all rights to exercise options shall terminate when a Participant ceases to be an employee, director, consultant or advisor of or to the Company or a Subsidiary for any cause, except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant

                  (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant,

                  (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and

                  (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options,

all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion. In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to Paragraph 9 or Paragraph 16), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion under this Paragraph 13 in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

         If not sooner terminated, each stock option granted under the Plan shall expire not more than 10 years from the date of the granting thereof; provided that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option shall expire not more than 5 years after the date of granting thereof.

         14. Investment Purpose: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any exercise of any option granted under the Plan or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's purchase of Common Shares upon exercise thereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent sale or offer for sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon exercise of any option granted under the Plan.

         15. Withholding Payments: If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company, or the amount of Common Shares delivered by the Company to the Participant shall be appropriately reduced, to reimburse the Company or such Subsidiary for such payment. The Company or any of its Subsidiaries shall have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company or such Subsidiary for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

         16. Extraordinary Transactions: In case the Company (i) consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation or other person or entity, or
(iv) dissolves or liquidates, or (v) effects a capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares, then, and in each such case, proper provision shall be made so that, each Participant holding a stock option upon the exercise of such option at any time after the consummation of such consolidation, merger, transfer, dissolution, liquidation, reorganization or reclassification (each transaction, for purposes of this Paragraph 16, being herein called a "Transaction"), shall be entitled to receive (at the aggregate option price in effect for all Common Shares issuable upon such exercise immediately prior to such consummation and as adjusted to the time of such Transaction), in lieu of Common Shares issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Participant would have been entitled upon such consummation if such Participant had so exercised such stock option in full immediately prior thereto (subject to adjustments subsequent to such Transaction provided for in Paragraph 5).

         Notwithstanding anything in the Plan to the contrary, in connection with any Transaction and effective as of a date selected by the Committee, which date shall, in the Committee's judgment, be far enough in advance of the Transaction to permit Participants holding stock options to exercise their options and participate in the Transaction as a holder of Common Shares, the Committee, acting in its Discretion without the consent of any Participant, may effect one or more of the following alternatives with respect to all of the outstanding stock options (which alternatives may be made conditional on the occurrence of the applicable Transaction and which may, if permitted by law, vary among individual Participants): (a) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee after which specified date all unexercised stock options and all rights of Participants thereunder shall terminate; (b) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for their then remaining term; or (c) require the mandatory surrender to the Company of outstanding stock options held by such Participants (irrespective of whether such stock options are then exercisable) as of a date, before or not later than sixty days after such Transaction, specified by the Committee, and in such event the Company shall thereupon cancel such stock options and shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate Common Shares subject to such stock option, determined as of the date such Transaction is effective, over the aggregate option price of such shares, less any applicable withholding taxes; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) such that, if a Participant exercised his or her accelerated stock option pursuant to alternative (a) or (b) and participated in the Transaction or received cash pursuant to alternative (c), the alternative would result in the Participant's owing any money by virtue of the operation of Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall, in its Discretion, take such action to put such Participant in as close to the same position as such Participant would have been in had alternative (a), (b) or
(c) been selected but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of affected Participants, each with respect to such Participant's option only, the Committee may in lieu of the foregoing make such provision with respect to any Transaction as it deems appropriate.

         17. Effectiveness of Plan: This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided that the shareholders of the Company approve the Plan within 12 months before or after its adoption by the Board of Directors. Options may be granted before shareholder approval of this Plan, but each such option shall be subject to shareholder approval of this Plan. No option granted under this Plan shall be exercisable unless and until this Plan shall have been approved by the Company's shareholders.

         18. Termination, Duration and Amendments to the Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Company, and no stock options may be granted under the Plan thereafter. The termination of the Plan shall not affect the validity of any option which is outstanding on the date of termination.

         For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of this Plan or any option agreement under this Plan at any time; provided, however, that (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to this Plan (subject, however, to the provisions of Paragraphs 5 and 16) without the approval or ratification of the shareholders of the Company, and
(ii) no such amendment or revision shall change the option price (except as contemplated by Paragraphs 5 and 16) or alter or impair any option which shall have been previously granted under this Plan, in a manner adverse to a Participant, without the consent of such Participant.


         As adopted by the Board of Directors on January 15, 1997<, AND AMENDED ON JANUARY 15, 1998.>

PROXY

                            SOMANETICS CORPORATION
          BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING MARCH 17, 1998
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF SOMANETICS CORPORATION


The undersigned hereby appoints Bruce J. Barrett and Raymond W. Gunn, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the Common Shares,par value $.01 per share, of the undersigned in Somanetics Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on March 17, 1998, and at any and all adjournments thereof.

                        (To be Signed on Reverse Side)



                                                                    See Reverse
                                                                        Side



/X/ Please mark your
    votes as in this
    example.

                           FOR THE NOMINEE         WITHHOLD
                            LISTED (EXCEPT         AUTHORITY
                              AS MARKED          TO VOTE FOR
                           TO THE CONTRARY       THE NOMINEE
                               BELOW)               LISTED
1.  Election of Directors       [ ]                  [ ]

Nominee: Bruce J. Barrett
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)


                                                                                      FOR          AGAINST         ABSTAIN
2.  Approval of the amendment and restatement of the Company's                        [ ]            [ ]             [ ]
    Restated Articles of Incorporation to (i) increase the Company's authorized Common Shares from 6,000,000 to 20,000,000 shares, and
    (ii) remove provisions relating to the reverse stock split effected
    April 10, 1997.

3.  Approval of an amendment to the Somanetics Corporation 1997 Stock Option          [ ]            [ ]             [ ]
    Plan to increase the number of Common Shares reserved for issuance pursuant to the exercise of options granted under the 1997 Plan by 450,000 shares, from 295,000 to 745,000 shares.

4.  In their discretion with respect to any other matters that may properly come before the  meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN.  THE SHARES REPRESENTED BY
THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 IF NO INSTRUCTIONS TO THE
CONTRARY ARE INDICATED OR IF NO INSTRUCTION IS GIVEN.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

SIGNATURE(S)                                                                                 DATE:                       , 1998
            ---------------------------------------------------------------------------------     -----------------------

SIGNATURE(S)                                                                                 DATE:                       , 1998
            ---------------------------------------------------------------------------------     -----------------------
(NOTE:  PLEASE SIGN EXACTLY AS NAME APPEARS HEREON, EXECUTORS, ADMINISTRATORS, ATTORNEYS, GUARDIANS, TRUSTEES, ETC. SHOULD SO
INDICATE WHEN SIGNING, GIVING FULL TITLE AS SUCH.  IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED OFFICER
IF SHARES ARE HELD IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)
